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NOVAGOLD ENTERS INTO DEFINITIVE AGREEMENTS TO ACQUIRE 100% OF DONLIN GOLD J u l y 2 2 , 2 0 2 6 TSX, NYSE AMERICAN: NG | NOVAGOLD.COM

Cautionary Statements Cautionary Statements Cautionary Note Regarding Forward-Looking Statements This communication includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward- looking statements are frequently, but not always, identified by words such as “expects”, “continue”, “ongoing”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding the expected outcomes of the Transactions; the ability of NOVAGOLD, NovaGold Corporation and Paulson to complete the Transactions on the terms described herein, or at all, including receipt of required regulatory approvals, shareholder approvals, court approvals, stock exchange approvals and satisfaction of other customary closing conditions; the expected synergies related to the Transactions in respect of strategy, operations and other matters; projections related to expansion; and the impact of the Transactions on NovaGold Corporation and its stakeholders. Forward-looking statements contained herein are based on a number of material assumptions, including but not limited to the following, which could prove to be inaccurate: the expected outcomes of the Transactions, the ability of NOVAGOLD, NovaGold Corporation and Paulson to complete the Transactions on the terms described herein, or at all, including receipt of required regulatory approvals, shareholder approvals, court approvals, stock exchange approvals and satisfaction of other customary closing conditions, the expected synergies related to the Transactions in respect of strategy, operations and other matters, projections related to expansion, our ability to achieve production at Donlin Gold; the cost estimates and assumptions contained in the 2025 Technical Report and the 2025 Technical Report Summary; estimated metal pricing, metallurgy, mineability, marketability and operating and capital costs, together with other assumptions underlying our resource and reserve estimates; our expected ability to develop adequate infrastructure and that the cost of doing so will be reasonable; assumptions that all necessary permits and governmental approvals will be obtained and the timing of such approvals; assumptions made in the interpretation of drill results, the geology, grade and continuity of our mineral deposits; our expectations regarding demand for equipment, skilled labor and services needed for exploration and development of mineral properties; operating or regulatory risks. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results, activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. Forward-looking statements are not historical facts but instead represent the expectations of NOVAGOLD management’s estimates and projections regarding future events or circumstances on the date the statements are made. Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of obtaining and maintaining permits necessary to construct and operate; the need for additional financing to complete an updated feasibility study and to explore and develop properties; availability of financing in the debt and capital markets; disease pandemics; uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; changes in mineral production performance, exploitation and exploration successes; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between the owners of Donlin Gold to advance the Donlin Gold project; the need for cooperation of government agencies and Native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether or when a positive construction decision will be made regarding the Donlin Gold project; and other risks and uncertainties disclosed in NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports and other documents filed by NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting NOVAGOLD’s website at www.novagold.com, or the SEC’s website at www.sec.gov, or on SEDAR+ at www.sedarplus.ca. The forward-looking statements contained herein reflect the beliefs, opinions and projections of NOVAGOLD on the date the statements are made. NOVAGOLD assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law. Important Information and Where to Find It In connection with the proposed Transactions, NOVAGOLD expects to file a proxy statement on Schedule 14A with the SEC and applicable Canadian Securities Regulators that will be mailed or otherwise disseminated to security holders of NOVAGOLD seeking their approval of the transactions-related proposals. NOVAGOLD also may file other documents with the SEC and applicable Canadian Securities Regulators regarding the proposed Transactions. None of the securities to be issued pursuant to the proposed Transactions are anticipated to be registered under the U.S. Securities Act of 1933, as amended (the U.S. Securities Act”) or any U.S. state securities laws, and any securities issued in the transaction are anticipated to be issued in reliance upon an exemption from such registration requirements under the U.S. Securities Act and applicable exemptions under U.S. state securities laws. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC AND APPLICABLE CANADIAN SECURITIES REGULATORS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS, THE PARTIES TO THE PROPOSED TRANSACTIONS AND RELATED MATTERS. This communication is not a substitute for the proxy statement or any other document that NOVAGOLD may file in connection with the proposed Transactions. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by NOVAGOLD with the SEC at http://www.sec.gov, the SEC’s website, under NOVAGOLD’s profile on SEDAR+ at www.sedarplus.ca, or from NOVAGOLD’s website https://novagold.com/investors/why-invest/. Participants in the Solicitation NOVAGOLD and certain of its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Transactions. Information regarding NOVAGOLD’s directors and executive officers and other persons who may be deemed to be participants in the solicitation of shareholders of NOVAGOLD in connection with the proposed Transactions and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement, which will be filed with the SEC and applicable Canadian Securities Regulators. Information regarding NOVAGOLD’s directors and executive officers is contained in NOVAGOLD’s proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC on March 25, 2026. To the extent the holdings of the NOVAGOLD securities by the NOVAGOLD directors and executive officers have changed since the amounts set forth in the proxy statement for its 2026 annual meeting of shareholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants in the proxy solicitation and a description of their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials when they are filed with the SEC in connection with the proposed Transactions. You may obtain free copies of these documents (when they become available) using the sources indicated above. CAUTIONARY NOTE CONCERNING RESERVE & RESOURCE ESTIMATES This presentation uses the terms “mineral resources”, “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources”. Mineral resources that are not mineral reserves do not have demonstrated economic viability. You should not assume that all or any part of measured or indicated mineral resources will ever be converted into mineral reserves. Further, inferred mineral resources have a great amount of uncertainty as to their existence and as to whether they can be mined legally or economically. On October 31, 2018, the SEC adopted new mining disclosure rules (“S-K 1300”) that are more closely aligned with current industry and global regulatory practices and standards, including National Instrument 43-101 – Standards of Disclosure for Mineral Projects (“NI 43-101”). NOVAGOLD has elected to comply with S-K 1300 beginning with its fiscal year ended November 30, 2021. While S-K 1300 is more closely aligned with NI 43-101 than the prior SEC mining disclosure rules, there are some differences. Notably, unlike NI 43-101, S-K 1300 requires that resources be disclosed exclusive of mineral reserves, and that mineral resources and reserves be disclosed on the basis of our interest in them. NI 43-101 is a rule developed by the Canadian Securities Administrators, which established standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects. Unless otherwise indicated, all resource estimates contained in this presentation have been prepared in accordance with NI 43-101 and the CIM Definition Standards, as well as S-K 1300. The resource and reserve estimates included in the 2025 Technical Report (as defined below) and the 2025 Technical Report Summary (as defined below) have been prepared in accordance with NI 43-101 and S-K 1300, respectively. Paul Chilson, P.E., who is the Manager, Mine Engineering for NOVAGOLD and a “qualified person” under NI 43-101 and S-K 1300, has approved the scientific and technical information contained in this presentation. ALL DOLLAR AMOUNTS QUOTED IN THIS REPORT ARE IN U.S. CURRENCY UNLESS OTHERWISE NOTED. Qualified Person(s) Edwin Peralta, P.E. Henry Kim, P.Geo. Jennifer Pretorius, P.Geo. Paul Baluch, P.Eng. Paul Dockweiler, P.Geo. Rick Sisson, P.E. Alan Drake, P.L.Eng Wood Group USA Inc. Geosyntec Consultants International, Inc. Most Recent Disclosure “NI 43-101 Technical Report on the Donlin Gold Project, Alaska, USA” (“2025 Technical Report”) prepared by Wood Group USA Inc. (“Wood”) and Geosyntec Consultants International, Inc. (“Geosyntec”), effective November 30, 2025. “S-K 1300 Technical Report Summary on the Donlin Gold project, Alaska USA” (“2025 Technical Report Summary”) prepared by Wood and Geosyntec dated November 30, 2025. 2 NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold

Transaction Summary 3 NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold

4 NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold NOVAGOLD ENTERS INTO DEFINITIVE AGREEMENTS TO ACQUIRE 100% OF DONLIN GOLD Proposed Transaction ▪ Donlin Gold Holdings (DGH) currently owns 40% ▪ NOVAGOLD to acquire Paulson’s Donlin Gold Holdings interests in Donlin Gold in an all-share transaction, increasing NOVAGOLD’s ownership interest in Donlin Gold from 60% to 100% ▪ NovaGold Corporation (New NG) to be domiciled in the U.S. and would be a Delaware corporation with ~US$4.2 billion equity value ▪ Current NOVAGOLD shareholders (inclusive of Paulson’s equity interest) to own ~65% and Paulson to indirectly receive ~35% of New NG on a fully diluted basis in exchange for its ownership interest in Donlin Gold ▪ Inclusive of its existing equity ownership in NOVAGOLD, Paulson to own ~40% of the economic interest in New NG, with its voting interest capped at 19.99% Consideration ▪ NOVAGOLD shareholders to receive 1.0 New NG share of voting common stock for each NOVAGOLD common share Governance ▪ New NG Board of Directors to be co-chaired by Dr. Thomas Kaplan and John Paulson ▪ Board to expand from 10 to 11 directors, and Paulson to have the right to nominate two directors, including John Paulson as Co-Chair and a member of the Corporate Governance & Nominating Committee; Paulson intends to nominate Marcelo Kim as the second board designee1 ▪ New NG shares issued to Paulson would be subject to a lock-up period2 ▪ Paulson subject to customary standstill provisions ▪ On director nominations, Paulson to vote in accordance with New NG Board of Directors’ recommendation3,4 Tax Treatment ▪ The transaction is intended to be a tax-free exchange for U.S. federal income tax purposes and is expected to be a taxable disposition for NOVAGOLD shareholders for Canadian income tax purposes Approvals ▪ Requires approval of at least 66 2/3% of the votes cast by NOVAGOLD shareholders ▪ Also subject to court, regulatory and stock exchange approvals, NYSE listing and customary closing conditions Timing ▪ Expected to close in the fourth quarter of 2026 1. So long as Paulson’s equity ownership remains above 15% of New NG's issued and outstanding common shares; one director if its ownership remains between 10% and 15%; and no directors if its ownership falls below 10% 2. Expires upon the earliest of: (i) completion of the project financing for Donlin Gold, (ii) Paulson beneficially owning <10% of the issued and outstanding common stock of New NG and (iii) the 3-year anniversary of the Effective Date. 3. Expires upon the earlier of: (i) 6-year anniversary of the Effective Date or (ii) 1-year anniversary of the Donlin Gold project achieving sustained nameplate production. 4. This obligation falls away permanently upon Paulson or his designees ceasing to serve on the board / Nominating and Governance Committee (other than as a result of voluntary resignation) and the NGC fails to approve a Paulson replacement within 45 days in accordance with the IRA.

65% 35% NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold 5 NOVAGOLD and Paulson Combination: Pro Forma Entity Structure Publicly Traded Entity NOVAGOLD US Holdings Inc. NOVAGOLD Resources Alaska Inc. Donlin Gold LLC The Donlin Gold Project Donlin Gold Holdings LLC Paulson & Co NOVAGOLD Shareholders NOVAGOLD RESOURCES INC. 60% 40% Current Pro Forma Pro Forma NOVAGOLD Shareholders New NG NOVAGOLD Resources Alaska Inc. Donlin Gold LLC The Donlin Gold Project Donlin Gold Holdings LLC 60% 40% NOVAGOLD US Holdings Inc. NOVAGOLD RESOURCES INC. Paulson: 40% (Includes Paulson’s interest in both former DGH and former NG)1 NOVAGOLD Shareholders Former DGH Shareholders Pro Forma Ownership in New NG Donlin Gold Holdings II LLC Donlin Gold Holdings II LLC 1. Including 19.99% voting interest in New NG.

6 Substantial Benefits to NOVAGOLD Stakeholders Enhanced Access to Capital Facilitates and expands access to private and official-sector capital, including governmental agencies and sovereign wealth funds, to support Donlin Gold's next phase of project development Strengthens Long-Term Alignment New NG Board co-chaired by Dr. Thomas Kaplan and John Paulson providing continuity of ownership, oversight, and access to capital Creates Better Aligned Structure Creates a better aligned structure with the formation of a new U.S.- domiciled parent company Better Positioned for Strategic Opportunities Enhances potential future strategic opportunities for NOVAGOLD Creates Leading U.S. Gold Developer ~US$4.2 billion equity value and 100% ownership of Donlin Gold Expected annual production of 1.3 Moz in the first 10 full years. Projected attributable production metrics increased by over 520,000 ounces of annual gold production in the first 10 full years1 Immediately Accretive for NG on Multiple Key Metrics Transaction accretive on a Net Asset Value per share (NAVPS) and Gold Reserves and Resources per share basis Adds over 16 Moz of M&I resources, inclusive of 13 Moz attributable P&P reserves for a total of 33 Moz reserves and 40 Moz M&I resources2 Enhances Operational Efficiency Streamlines corporate decision-making and increases operational and capital efficiency at Donlin Gold, while preserving NOVAGOLD’s independent governance through specific lock-up, standstill and voting restrictions Single Point of Contact Establishes a single point of contact for engagement with key stakeholders, including longstanding Donlin Gold landowners, Calista Corporation (Calista) and The Kuskokwim Corporation (TKC) NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold See endnote for this slide in Appendix See Mineral Reserves & Mineral Resources tables in Appendix

7 NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold See Mineral Reserves & Mineral Resources tables in Appendix ▪ PRODUCTION PROFILE 0.4 Moz/yr 1 Select North and South American gold development projects Driving responsible growth and value for decades to come New NG Annual Production “Donlin Gold is a world class gold investment. I look forward to developing this magnificent project as Co-Chair, with Dr Thomas Kaplan and our teams.” John Paulson A Strategic Asset: Donlin Gold Positioned To Be One of America’s Largest Gold Mine 1.1 Moz/yr 2 Donlin Gold – 27-year LOM 3 Donlin Gold - First ten full years of operation 1.3 Moz/yr 7 NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold See endnote for this slide in Appendix Production Profile Note: All figures are based on 100% Pro Forma ownership of Donlin Gold.

1.1 0.8 0.8 0.7 0.4 0.4 0.3 0.3 0.3 0.3 0.2 0.2 0.2 0.2 New NG Alamos IAMGOLD NOVAGOLD SSR ITH Perpetua F. Mining Discovery Artemis Skeena Wesdome Osisko Dakota 45.8 35.9 27.5 24.0 22.6 17.8 13.8 11.9 11.9 9.7 6.3 5.7 5.4 3.0 New NG IAMGOLD NOVAGOLD SSR Alamos Discovery ITH F. Mining Artemis Dakota Perpetua Osisko Skeena Wesdome 8 NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold Total Mineral Resources vs. Select North American Gold Companies (Moz Au) Best-in-Class Scale and Production Profile 8 Leading U.S. Gold Developer Annual Production vs. Select North American Gold Companies (Moz Au)2 NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold # of Assets1 1 4 1 7 5 6 1 2 1 2 1 2 2 2 Intermediate Producers Developers NOVAGOLD | Year-End Report and Donlin Gold Update See Mineral Reserves & Mineral Resources tables in Appendix See endnote for this slide in Appendix Source: Company filings and FactSet as of 7/21/2026.

$12.4B $8.6B $5.7B $5.6B $4.9B $4.2B $3.3B $2.8B $2.5B $2.3B $0.7B $0.6B $0.6B $0.6B Alamos IAMGOLD Artemis SSR Discovery New NG Skeena Wesdome NOVAGOLD Perpetua Osisko F. Mining Dakota ITH 9 NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold New NG Market Capitalization vs. Select North American Gold Companies (US$B) Merger Enhances Scale, Liquidity & Market Appeal 9 NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold Enhanced Capital Markets Relevance Source: FactSet. Market data as of 7/21/2026. Intermediate Producers Developers

0.061 0.066 Standalone Resources per Share to NOVAGOLD Shareholders Pro Forma Resources per Share to NOVAGOLD Shareholders $15.48 $16.75 Standalone NAV per Share to NOVAGOLD Shareholders Pro Forma NAV per Share to NOVAGOLD Shareholders 10 NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold See Mineral Reserves & Mineral Resources tables in Appendix Accretion to NAVPS – Broker Consensus Basis ($/Share) Immediately Accretive For NOVAGOLD Shareholders 10 Value Creation Accretion to Gold Resources per Share (oz Au/Share) 8.2% Accretion NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold 8.4% Accretion

Pivotal Transaction Underpinned by Strong Partnership between NOVAGOLD and Paulson

The Paulson Advantage

- Founded by John Paulson, Paulson is a private global investment advisory firm headquartered in Palm Beach, Florida
- Proven talent in seeing the "Big Trade" and identifying the right vehicles with which to leverage those convictions
- One of NOVAGOLD's longest-standing and most engaged investors
- Post transaction, Paulson will become New NG's top shareholder with 39.7% pro forma ownership[1]
- A successful track record of investments in the gold space – ranging from gold mine developers to major gold producers

Select Gold Mining Investments

AGNICO EAGLE | ARTEMIS GOLD INC | DETOUR GOLD | INTERNATIONAL TOWER HILL MINES LTD | Perpetua Resources

See endnote for this slide in Appendix

"As underscored by last year's game-changing and operationally seamless joint acquisition by NOVAGOLD and Paulson of Barrick Mining Corporation's 50% interest in Donlin Gold, John Paulson and his team's steadfast and loyal commitment as a partner and shareholder have been absolutely integral to NOVAGOLD's continued success. Since 2009, he and I have been fully aligned in our belief that Donlin Gold constitutes a "holy grail" for gold mining investors — as well as the ultimate expression of a shared view that the most successful investing in this space comes through superlative-rich, differentiated Tier 1 assets that achieve maximum leverage to gold in a jurisdiction where one can keep the fruits of that leverage.



– Dr. Thomas Kaplan, NOVAGOLD's Chairman

Consolidating our interest in Donlin into NOVAGOLD enhances Donlin's organizational structure and will facilitate, streamline and expedite the development of the Donlin mine. As the major shareholder of New NOVAGOLD, I share the conviction that Donlin Gold is a world class gold investment. I look forward to developing this magnificent project as Co-Chair, with Tom Kaplan and our teams. In addition, NOVAGOLD will be redomiciled to the U.S., the home of Donlin Gold, which is quite simply the best jurisdiction in the world for gold investors. I look forward to applying our joint expertise to advance the interests of all shareholders.



– John Paulson, Founder of Paulson Advisers

11 NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold

$0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 Jan-25 Mar-25 May-25 Jul-25 Oct-25 Dec-25 Feb-26 May-26 Jul-26 NG Price The Paulson Partnership Has Been Catalytic Strategic Alignment on the Path Forward Has Reignited Share Price 12 NG’s share price has risen ~81% since April 21, 2025 NG and Paulson announce $1B acquisition of Barrick’s stake in Donlin Gold with 60/40 ownership structure NG Raised $286M through upsized public offering and concurrent private placement NG and Paulson’s Alaska Site Visit Builds Momentum in Donlin Gold’s Path to Development NG Reports High-Grade Drill Results And Receives Positive Decision From Alaska Supreme Court NG Announces Closing of $310M Private Placement and Selects Fluor as BFS Lead NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold

Why NOVAGOLD? 13 NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold

High-Grade at Scale 40 Moz gold contained in measured and indicated mineral resources2 at 2.22 g/t gold3 Production Profile Slated to produce 1.1 Moz per year over 27-year mine life - 1.3 Moz per year in the first full ten years1 Donlin Gold is Simply Unique – A Long-Life, Federally Permitted U.S. Asset with Scale and Upside Potential Blue Sky Exploration upside on strike and at depth, and within the district Jurisdictional Safety Alaska is an excellent mining jurisdiction – second largest gold producer in U.S. Land Ownership Project located on private land legally designated for mining Permitting Federal permits are in hand and State permitting is on-track4 Shareholder Support Strong support from dedicated long-term institutional investors Experienced Team Management team with proven mine building expertise in the Americas Sustainability-Focused Ecological stewardship, the well-being of our people and communities, and good governance 14 See endnote for this slide in Appendix See Mineral Reserves & Mineral Resources tables in Appendix t NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold

Historic Safe-haven Appeal Asset Diversification Inflation/Deflation Protection Emerging Market Demand Dwindling Discovery Rates Decreasing Ore Grades Central Banks (Record) Buyers, Not Sellers Jurisdictional Risk Why Gold? It’s all about gold now…and the partners firmly believe that it will remain so Source: FactSet. Market data as of 7/21/2026. Gold Surges Past Post-Global Financial Crisis And Covid Records Gold Price (US$/Oz) Demand Drivers Supply Pressures 15 NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold -- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Jan-06 Jun-09 Nov-12 Apr-16 Sep-19 Feb-23 Jul-26

0 10,000 20,000 30,000 40,000 50,000 60,000 01/1976 08/1980 03/1985 10/1989 05/1994 12/1998 07/2003 02/2008 09/2012 04/2017 11/2021 06/2026 What a Real Secular Bull Market Looks Like 16 DOW JONES – 50 Year Historical Chart “As a curiosity, I want you to go back and look toward the mid-1980s. The blip, which barely is noticeable, is the crash of 1987 that a lot of us thought was going to be the harbinger of the Four Horsemen of the Apocalypse. You can't even see it as the DOW marched from 1,000 to a 45 plus leap in value over the decades.” Dr. Thomas Kaplan October 1, 2025 07/2026 NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold

# Why NOVAGOLD?

## Extraordinary Leverage to Gold... In a Jurisdiction That Will Allow You to Keep The Leverage[1]



Net Present Value (US$B)
NPV at 5%
NPV at 0%
Pro Forma NPV at 5%
Pro Forma NPV at 0%
$80B
$70B
$60B
$50B
$40B
$30B
$20B
$10B
$0B
$5.3B
$2.1B
$3.2B
$19.5B
$7.8B
$11.7B
$8.9B
$3.6B
$5.4B
$27.5B
$11.0B
$16.5B
$12.9B
$5.1B
$7.7B
$35.7B
$14.3B
$21.4B
$18.2B
$7.3B
$10.9B
$47.4B
$19.0B
$28.5B
$20.9B
$8.3B
$12.5B
$53.4B
$21.4B
$32.0B
$24.9B
$10.0B
$14.9B
$62.3B
$24.9B
$37.4B
$28.9B
$11.6B
$17.3B
$71.3B
$28.5B
$42.8B
$2,100
$2,500
$3,000
$3,500
$4,000
$4,500
$5,000

See endnote for this slide in Appendix

17

NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold

NOVAGOLD

Donlin Gold possesses a grade more than double the global average, positioning it as a premier asset in the sector 2x Global Average Average Gold Grade ▪ Donlin Gold's high grade provides resilience through commodity price cycles ▪ Higher grade produces more ounces per tonne, lowering cash cost per ounce (Donlin Gold: $831/oz Gold3 ) Donlin Gold vs. Global Average Strategic Value 2.5 2.0 1.5 1.0 0.5 Donlin Gold Global Average 1.05 g/t2 2.22 g/t1 0 18 NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold See endnote for this slide in Appendix Gold Advantage

Significant potential to expand current resource at depth and along strike ▪ A total of 40 Moz1 (100% basis) have been defined in the ACMA and Lewis pits with approximately 2,100 drillholes totaling approximately 494,000 m ▪ Mineral Reserves and Mineral Resources are contained in the ACMA and Lewis pits occupying only 3 km of an 8 km mineralized belt, representing only 7.5% of the broader land package See endnote for this slide in Appendix See Mineral Reserves & Mineral Resources tables in Appendix Extensive exploration potential remains at depth in the pits and along strike from Queen to Ophir The Next Big Gold Discovery Could Be at Donlin Gold 19 Exploration Potential Donlin Gold land package 8KM MINERALIZATION ZONE ACMA AND LEWIS PITS FACILITIES AIRSTRIP NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold

Permitting Stability & Alaska Readiness De-Risked Path to Production in an Excellent Jurisdiction State Permitting Completed Federal Permitting Completed ✓ Air Quality ✓ Alaska Pollutant Discharge Elimination System1 ✓ Clean Water Act Section 401 Certification2 ✓ Reclamation Plan3 ✓ Title 16 Fishing Habitat ✓ Waste Management4 ✓ Pipeline Right-of-Way ✓ Water Rights Location, Location, Location Alaska: Safe and Stable Mining Jurisdiction ✓ Final Environmental Impact Statement (EIS)5 ✓ Joint Record of Decision (ROD)5 ✓ Section 10/404 (wetlands) permit 5 ✓ Pipeline and Hazardous Materials Safety 2 nd Largest Gold-producing state in the U.S.6 $4.5 Billion Annual non-fuel mineral production (6th in U.S.)7 $1.1 Billion Spend On goods & services with 550+ Alaska businesses8 12,400 Jobs Total direct & indirect attributed to mining industry8 20 On-track ➢ Dam safety (multi-year commitment) ➢ Submitted preliminary design packages as next step in State approval process See endnotes for this slide in Appendix NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold

Getting the Donlin mine to production will be transformative for Alaska and provide hundreds of great paying jobs.” “ – Governor Mike Dunleavy (@GovDunleavy) via X, July 23, 2025 21 NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold

▪ Calista selected the land — Alaska Native Claims Settlement Act of 1971 ▪ Employment opportunities and economic benefits ▪ Exploration and mining lease ▪ Hiring preference: shareholders, spouses and descendants ▪ Bidder’s preference ▪ Contributions to scholarship program Located on private lands designated by law for mineral potential five decades ago and owned by Alaska Native Corporations ▪ Surface Use Agreement ▪ Contributions to Kuskokwim Educational Foundation scholarship ▪ Hiring preference: shareholders, spouses and descendants ▪ Bidder’s preference 22 Long-standing Engagement with Alaska Native Corporations A generational opportunity Calista Corporation (Calista) The Kuskokwim Corporation (TKC) Sustainability and Landowner Involvement ▪ Collaboration with Calista and TKC on environmental programs, including baseline studies, monitoring, and integration of Traditional Ecological Knowledge ▪ Engagement through community outreach and the Subsistence Community Advisory Committee (SCAC) in the Yukon-Kuskokwim (Y-K) region in Alaska ▪ In coordination with Calista and TKC, supports workforce development through local hiring, training, and education initiatives Land Ownership 22 NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold

Management & Project Development Teams Execution Capabilities & Organizational Structure 23 Greg Lang President & CEO Former President of Barrick Gold North America with extensive experience in mine building and operations NOVAGOLD Tier One Management Team Mélanie Hennessey VP, Corporate Communications 20+ years in financial markets, governance, Indigenous relations, sustainability, and crisis management Ben Machlis VP & General Counsel Former Dorsey & Whitney LLP Partner with extensive legal expertise in mining and natural resources Richard Williams VP & COO Led the design and construction of the Pueblo Viejo project in the Dominican Republic Peter Adamek VP & CFO Former VP, Finance of Hudbay Minerals. Key role in financing and construction sanctioning of Constancia copper project in Peru Frank Arcese Project Director Fluor Lead EPCM Contractor Recruitment continues for key BFS team to support project execution WSP Power Plant Worley Pipeline Hatch POX & Oxygen Plant Donlin Gold BFS Team NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold

Donlin Gold's Path To Production: Funding Strategy & Milestones

Timing between completion of BFS and start of construction will depend on development and financing strategy informed by the BFS. Certain engineering, financing and project readiness activities may occur concurrently

- **2011** – Updated Feasibility Study
- **2018** – Received Federal Permits
- **2020-2025** – Key State Permits & Updated Technical Reports
- **Q1 2026** – Updated Feasibility Study
- **Q1 2026** – Fluor Selected As BFS Lead; Specialist Contractors Selected
- **2026** – BFS Work Underway
- **2027** – Complete BFS
- Project Readiness: Detailed Engineering, Financing & FID
- Construction
- Commercial Production

Capital Needs

- BFS & Engineering
  Detailed design and study completion
- Construction
  Major capital deployment phase
- Ongoing Project Costs
  Community relations, health & safety, external affairs, permitting, environment

Potential Sources

- Project Financing
- Equity/Debt Mix
- Strategic Partners
- Sovereign Wealth Funds
- Offtake Agreements & Incentives

Upcoming Catalysts

- BFS schedule and budget
- Evaluate potential financing sources
- Recruiting for key roles
- Advance engineering and technical workstreams
- Maintaining/supporting permits and engaging with local and government representatives
- Exploration program to evaluate new targets

24 NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold

NOVAGOLD

Financial Results Snapshot and Capital Position Treasury Position $370.2M1 Cash & Term Deposits Category (US$ Millions) Year to Date, as of Q2 2026 2026 Guidance Corporate G&A2 $13.5 $19.7 Donlin Gold Funding $31.9 $78.8 Total Spending $45.4 $98.5 25 Maintained strong treasury position through prudent financial management and capital allocation Spending Comparison (US$ millions) $120 $100 $80 $60 $40 $20 Actual YTD 2025 Guidance $0 2026 Budget Corporate G&A Donlin Gold Funding See endnotes for this slide in Appendix NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold NOVAGOLD intends to exercise its option to prepay the Barrick promissory note for $100M prior to the December 3, 2026 option expiry date

Strong Institutional Support & Analyst Coverage 26 NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold See endnotes for this slide in Appendix Shareholder Support Top 10 Shareholders (Pro Forma)1 501.1 71.8% 1. Paulson Advisers 276.8 39.7% 2. Electrum Strategic Resources 95.9 13.7% 3. Lingotto Investment Management 36.8 5.3% 4. Fidelity Management & Research Co. 21.8 3.1% 5. BlackRock 17.2 2.5% 6. Vanguard 13.9 2.0% 7. Capital World Investors 12.3 1.8% 8. D.E. Shaw & Co. 9.5 1.4% 9. First Eagle Investment Management 9.2 1.3% 10. Van Eck Associates 7.7 1.1% Analyst Coverage BMO Capital Markets Scotiabank RBC Capital Markets National Bank Financial Morgan Stanley Citigroup Canaccord B. Riley Securities

Appendix 27 NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold

Appendix

Mineral Reserves

Donlin Gold	Tonnage Attributable to NOVAGOLD (kt)	Grade (g/t Au)	Metal Content Attributable to NOVAGOLD (koz Au)	Pro Forma Tonnage (kt)	Pro Forma Metal content (koz Au)
Reserves[1]					
Proven	5,692	2.29	419	9,487	698
Probable	297,194	2.02	19,260	495,324	32,099
Total P&P	302,887	2.02	19,678	504,811	32,797

See endnotes for this slide in Appendix

*Figures attributable to NOVAGOLD reflect its 60% Donlin interest. Pro forma figures are presented on a 100% Donlin basis.

Donlin Gold approximate cut-off grades
(see Mineral Reserves and Resources Endnotes):
Reserves[1] : 0.75 g/t gold
Resources[2] : NSR $26.86/t

t = metric tonne
g/t = grams/tonne
oz = troy ounce
k = thousand

a) These Mineral Reserve estimates have been prepared in accordance with NI 43-101, 2014 CIM Definition Standards, 2019 CIM MRMR Best Practice Guidelines, and S-K 1300.
b) Rounding as required by reporting guidelines may result in apparent summation differences between tonnes, grade, and contained metal content.
c) Tonnage and grade measurements are in metric units. Contained gold is reported as troy ounces.

28 NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold

NOVAGOLD

Appendix

Mineral Resources

Donlin Gold	Tonnage Attributable to NOVAGOLD (kt)	Grade (g/t Au)	Metal Content Attributable to NOVAGOLD (koz Au)	Pro Forma Tonnage (kt)	Pro Forma Metal content (koz Au)
Resources[2], exclusive of Reserves					
Measured	859	1.18	33	1,432	54
Indicated	105,134	1.32	4,463	175,224	7,439
Total M&I	105,994	1.32	4,496	176,656	7,493
Inferred	44,656	1.87	2,690	74,426	4,483
Resources[2], inclusive of Reserves					
Measured	5,546	2.67	476	9,243	793
Indicated	330,436	2.21	23,517	550,727	39,195
Total M&I	335,982	2.22	23,993	559,970	39,988
Inferred	53,332	2.03	3,487	88,886	5,812

See endnotes for this slide in Appendix

*Figures attributable to NOVAGOLD reflect its 60% Donlin interest. Pro forma figures are presented on a 100% Donlin basis.

Donlin Gold approximate cut-off grades
(see Mineral Reserves and Resources Endnotes):
Reserves[1] : 0.75 g/t gold
Resources[2] : NSR $26.86/t

t = metric tonne
g/t = grams/tonne
oz = troy ounce
k = thousand

a) These Mineral Resource estimates have been prepared in accordance with NI 43-101, 2014 CIM Definition Standards, 2019 CIM MRMR Best Practice Guidelines, and S-K 1300.
b) Rounding as required by reporting guidelines may result in apparent summation differences between tonnes, grade, and contained metal content.
c) Tonnage and grade measurements are in metric units. Contained gold is reported as troy ounces.

29 NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold

NOVAGOLD

Source: 2025 Technical Report and 2025 Technical Report Summary (100% basis) Full technical reports available on NOVAGOLD’s website here: https://www.novagold.com/properties/donlin_gold/technical_report Appendix Donlin Gold (100% Basis) 30 NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold Economic outcomes at $2,100/oz gold After tax cash flow $19.6B After tax NPV (5%) $5.1B After tax IRR 10.3% After tax payback 6.5 years Average annual gold production LOM 1.1 Moz First 5 full years 1.4 Moz Capital Costs Initial capital costs $9.2B Sustaining capital costs over LOM (27 years) $2.3B LOM operating costs Area $/t Processed $/t Mined $/oz Au Mine operations 23.67 3.14 405 Processing operations 15.29 2.03 262 G&A 4.10 0.54 70 Land & royalty payments 5.48 0.73 94 Total (differences due to rounding) 48.54 6.44 831

Natural Gas Pipeline BFS Scope of Work and Key Components Technical Workstreams ▪ Appointed Fluor Corporation as lead engineering firm; technical workstreams underway ▪ Awarded engineering contracts to WSP (Power Plant), Worley (Pipeline) and Hatch (POX & Oxygen Plant) ▪ Workstreams in progress for additional contractors Timeline & Milestones Specialist Contractors Key Infrastructure Components Integration Fluor will integrate major work packages and coordinate with Specialist Contractors on key infrastructure: 2027 Expected Completion of BFS Comprehensive study delivery Mid-2026 Review guidance to support BFS Power Plant POX & Oxygen Plant Disciplined BFS Approach ▪ Fully integrating scope, engineering, cost and schedule ▪ Supporting a high-quality, investment-grade study ▪ Making steady and deliberate progress toward development Advancing with an execution-focused approach informed by longstanding experience in delivering large, multi-disciplinary projects. 31 Appendix WSP Worley Hatch NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold

Appendix ▪ Commercial Discussions Underway: Signed non-binding LOI with Glenfarne to evaluate potential Alaska LNG natural gas supply and related infrastructure to power the mine ▪ Concept: ~316-mile natural gas pipeline to run from the existing 20-inch pipeline from the Anchorage area to site ▪ Permitting Status: Key Federal and State permits1 for the pipeline route have been issued, establishing a clear regulatory pathway for development ▪ Next Steps: Advance commercial negotiations, refine development and construction strategy, and align pipeline execution with project development timing Donlin Gold Proposed Pipeline & Barging Route Source: https://alaska-lng.com/ 32 Alaska LNG Pipeline See endnotes for this slide in Appendix NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold Pipeline and Barging Logistics

Appendix

Risk Management

Infrastructure Component	Key Features / Description	Mitigation & Management Measures
Pipeline (natural gas)	316-mile buried pipeline route.	• Optimized through the alternatives analysis in the Final EIS and JROD, including the selection of a more economic LNG-to-pipeline fuel supply over diesel barging. • Both state and federal ROWs have been permitted, supporting the project's infrastructure and access requirements. • The Compensatory Mitigation Plan offsets wetlands and stream impacts through targeted restoration and preservation efforts.
Gas Supply	Cook Inlet, LNG imports and the North Slope via the potential Alaska LNG Pipeline.	• Opportunities for gas to be imported into Cook Inlet or potentially to be supplied from the North Slope via the Alaska LNG Pipeline. An anchor customer like Donlin Gold is needed to bring in more gas supply to Alaska. • Donlin Gold can be a large in-state off taker of gas from that project, which would drive down the price of delivered gas to Southcentral. • The development of the in-state infrastructure necessary to move gas from the North Slope could provide a cost-effective reliable source of energy from the Donlin Gold project.
Tailings Dams (TSF)	A cross-valley, downstream-constructed design with a lined facility and a proposed dry closure.	• Rock fill downstream construction method to industry and Alaska guidelines. • ITRB established. • Seismic and PMP design inputs. • Involvement of Alaska Native Corporations.
Logistics	Barge Transportation, port facilities, mine access road.	• Donlin Advisory Technical Review and Oversight Committee (DATROC) provides oversight and coordination among stakeholders to ensure safe and environmentally responsible barge operations. • The Barge Communication Plan facilitates real-time coordination with local communities and river users to enhance safety and minimize conflicts. • Bathymetric and river hydraulic studies completed inform safe navigation, equipment design, and operational planning for changing river conditions. • Marine engineers support the design of port facilities and marine equipment to ensure safety, efficiency, and minimal environmental impact.
General Environmental & Community Measures	Comprehensive baseline studies, social and environmental planning.	• Based on 25+ years of baseline data and includes measures for wetland restoration, cultural resource protection, erosion control, and water quality management. • Monitoring programs for air and water help identify and address impacts, with long-standing engagement with Alaska Native Corporations involved to guide ongoing environmental stewardship.

33 NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold

NOVAGOLD

Cautionary Statements ▪ Alaska Pollutant Discharge Elimination System and Waste Management Permits remain administratively extended until renewed ▪ The Reclamation Plan approval remains administratively extended until 2027 ▪ The Alaska Superior Court upheld the 401 Certification on May 6, 2025. Earthjustice appealed to the Alaska Supreme Court and Donlin Gold’s and the State of Alaska’s briefs were filed on November 25, 2025. Briefing before the Alaska Supreme Court is complete and Oral arguments were held June 3, 2026 ▪ On November 14, 2025, Donlin Gold welcomed the Alaska Supreme Court's decision affirming both the project's water rights permits for the mine and the ADNR's approval of the State's ROW for the state-owned lands portion of the proposed 316-mile natural gas pipeline ▪ In the Federal lawsuit challenging the 404 permit and BLM ROW, the Federal District Court issued a decision on September 30, 2024, upholding the Federal agencies’ analysis on two of the three issues raised ▪ The Court agreed with the plaintiffs that the federal agencies took too narrow a view in analyzing the impact of a theoretical release from the TSF ▪ On June 10, 2025, the Court issued its Order on remedy, rejecting Earthjustice's request for the permits to be vacated, and remanded to the Federal agencies to conduct a narrow supplemental analysis of the potential environmental impacts of a larger hypothetical release from the TSF ▪ On October 27, 2025, the Federal Permitting Improvement Steering Council announced the FAST-41 coverage of the Donlin Gold project, which will facilitate the efficient, transparent and accountable completion of the supplemental analysis ordered by the Court ▪ On January 26, 2026, the US Army Corps of Engineers issued a Notice of Intent to prepare an SEIS for the Donlin Gold project, focusing on the impacts of a larger tailings release, and will now review comments and proceed with the draft SEIS, anticipated in September 2026 under the FAST-41 schedule State Permitting and Litigation Activities Federal Litigation 34 Appendix Permitting and Litigation NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold

Cautionary Statements FAST-41 Acceptance & Supplemental Environmental Impact Statement (SEIS) Summary ▪ FAST-41 provides a coordinated federal review process with clear timelines and transparency. Agencies must respond to court rulings while maintaining environmental protections Why is a SEIS required? ▪ The 2018 EIS evaluated a 0.5% hypothetical tailings dam release ▪ The Alaska District Court (Sept. 30, 2024) ruled that a larger hypothetical spill should have been analyzed ▪ In June 2025, USACE and BLM were directed to supplement the EIS with this expanded scenario What it means? ▪ No change to the tailings dam design and no increase in risk ▪ The SEIS adds an additional analysis to inform agency decisions ▪ Federal permits for Donlin Gold’s Tailings Storage Facility (TSF) remain in place Safety & Oversight ▪ TSF is a rock-filled, downstream dam built on bedrock ▪ Continuous monitoring and approval by the Alaska Dam Safety Program at each phase SEIS Process & Public Input ▪ Schedule: Notice of Intent (Completed), Draft SEIS (September 23, 2026), Final SEIS (April 23, 2027), and Updated Joint Record of Decision (May 28, 2027) ▪ Led by USACE, with public comment opportunities 35 Appendix NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold

Capital Structure As of June 19, 2026 Security Type Amount Common shares issued and outstanding* 438,780,614 Options* 9,547,034 Warrants* 24,703,125 PSUs* 1,902,400 DSUs* 331,338 *As reported in the Company’s financial statements and regulatory filings. 36 Appendix NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold

Board of Directors
Experienced Team

	**Dr. Thomas Kaplan** Chairman	▪ Chairman, CIO and CEO of The Electrum Group LLC, a privately held natural resources investment management company that controls a focused portfolio of precious and base metals assets
	**Dr. Elaine Dorward-King**	▪ Former Executive VP of Sustainability and External Relations at Newmont Corporation ▪ Serves as a director of Sibanye-Stillwater, Kenmare Resources plc, and Nevada Copper
	**Daniel Muñiz Quintanilla**	▪ Former Managing Director (CEO) & Executive Chair of Americas Mining, the mining division of Grupo Mexico ▪ Serves as director of Brookfield Infrastructure Partners LP, and First Majestic Silver Corp.
	**Ali Erfan**	▪ Vice-Chairman of The Electrum Group LLC and Investment Adviser to Electrum Strategic Resources ▪ Former director, Leor Energy and Gatos Silver ▪ Former senior partner at 3i Group plc
	**Greg Lang** President & CEO	▪ Former President of Barrick Gold North America ▪ Serves as director of Trilogy Metals
	**Hume Kyle**	▪ Former Executive VP and CFO, Dundee Precious Metals ▪ Former VP, Finance and CFO of Fort Chicago Energy Partners, L.P.
	**Kalidas Madhavpeddi**	▪ Chair, Glencore plc ▪ Former SVP, Phelps Dodge for Global Business Development ▪ President of Azteca Consulting and director of Dundee Precious Metals
	**Kevin McArthur**	▪ Former CEO, Goldcorp, Glamis Gold, and Tahoe Resources ▪ Board Chair, First Quantum Minerals
	**Dawn Whittaker**	▪ Board Chair, Triple Flag Precious Metals Corp ▪ Former director, Sierra Metals, Detour Gold, and Kirkland Lake Gold
	**Ethan Schutt**	▪ Executive VP & General Counsel, Bristol Bay Native Corporation; Board Trustee, Alaska Permanent Fund ▪ Former CEO, Alaska Native Resource Development LLC, Former SVP, Land and Energy Development, Cook Inlet Region Inc.

37 NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold

NOVAGOLD

Cautionary Statements SLIDE 6 - Substantial Benefits to NOVAGOLD Stakeholders 1. Anticipated average annual gold production during the first ten full years of the mine if put into production as contemplated in the 2025 Technical Report and the 2025 Technical Report Summary. See “Cautionary note concerning Reserve & Resource Estimates” and “Mineral Reserves & Mineral Resources” tables on slides 2, 28 and 29. 2. Represents 100% of measured and indicated resources, inclusive of mineral reserves, of which 60% is attributable to NOVAGOLD. Donlin Gold is not in production, and a construction decision has not been made. For more information see “Cautionary Note Concerning Reserve and Resource Estimates” and “Mineral Reserves & Mineral Resources” tables on slides 2, 28 and 29. SLIDE 7 – A Strategic Asset: Donlin Positioned to be America’s Largest Gold Mine 1. Average of comparison group data of 13 projects based on large (3Moz proven and probable mineral reserves cut off), North/South American gold-focused development projects with >75% projected revenues from gold, as per latest company public filings and websites as of July 2026. 2. Anticipated average annual gold production during full life of mine if put into production as contemplated in the 2025 Technical Report and the 2025 Technical Report Summary. See “Cautionary note concerning Reserve & Resource Estimates” and “Mineral Reserves & Mineral Resources” tables on slides 2, 28 and 29. 3. Anticipated average annual gold production during the first ten full years of the mine if put into production as contemplated in the 2025 Technical Report and the 2025 Technical Report Summary. See “Cautionary note concerning Reserve & Resource Estimates” and “Mineral Reserves & Mineral Resources” tables on slides 2, 28 and 29. SLIDE 8 - Best-in-Class Scale and Production Profile 1. Includes operating and development assets as well as non-primary gold assets. 2. Production reported as 2026E production for intermediate producers and LOM production for developers. SLIDE 11 – Pivotal Transaction Underpinned by Strong Partnership between NOVAGOLD and Paulson 1. As of July 21, 2026. SLIDE 14 – Donlin Gold is simply unique – a long-life, federally permitted U.S. asset with unmatched scale and upside potential 1. Anticipated average annual gold production during full life of mine if put into production as contemplated in the 2025 Technical Report and the 2025 Technical Report Summary. See “Cautionary note concerning Reserve & Resource Estimates” and “Mineral Reserves & Mineral Resources” tables on slides 2, 28 and 29. 2. Represents 100% of measured and indicated resources, inclusive of mineral reserves, of which 60% is attributable to NOVAGOLD. Donlin Gold is not in production, and a construction decision has not been made. For more information see “Cautionary Note Concerning Reserve and Resource Estimates” and “Mineral Reserves & Mineral Resources” tables on slides 2, 28 and 29. 3. Represents average grade of measured and indicated mineral resources, inclusive of mineral reserves. See “Cautionary Note Concerning Reserve and Resource Estimates” and “Mineral Reserves & Mineral Resources” tables on slides 2, 28 and 29. 4. In the Federal litigation challenging the Donlin Gold Joint Record of Decision, including the 404 permit and ROW for portions of the pipeline crossing federal lands, the Court issued a decision on September 30, 2024. The decision upheld the federal agencies’ analysis on two of the three issues raised in the litigation, but agreed with plaintiffs that the federal agencies took too narrow a view in analyzing the impact of a theoretical release from the tailings storage facility. Remedy briefing was completed in March 2025 and oral arguments on remedy were held on May 9, 2025. The District Court issued its remand order on June 10, 2025, rejecting Plaintiff's request that the permits be vacated and ordering the Federal Agencies to supplement the EIS with an analysis of a larger hypothetical release from the tailings storage facility. A Notice of Intent to prepare a SEIS was issued in January 2026, and the public comment period for the scoping process closed in February 2026. The USACE and cooperating agencies will now review and consider comments received and proceed with preparation of the draft SEIS which is anticipated to be published in September 2026 in accordance with the coordinated FAST-41 permitting schedule. SLIDE 17 – Why NOVAGOLD? 1. Donlin Gold estimates as per the 2025 Technical Report and the 2025 Technical Report Summary, except as noted below. All dollar figures are in USD, represent 100% of the project of which NOVAGOLD’s share is 60%, and reflect after-tax net present value (at 0% and 5% discount rates) of the Donlin Gold project using the reference date of start of Year -06 as the first year of discounting. Gold price sensitivity was evaluated as part of the 2025 Technical Report and the 2025 Technical Report Summary. At a 5% discount rate, the net present value is: ($787M) @ $1,470 gold; $1,206M @ $1,680 gold; $3,128M @ $1,890 gold; $5,058M @ $2,100 gold; $6,940M @ $2,310 gold; $8,681M @ $2,520 gold; and $10,235M @ $2,730 gold. Additional sensitivity analysis at $2,500, $3,000, $3,500, $4,000, $4,500 and $5,000 gold was performed by the Company, calculated on the same basis as the 2025 Technical Report and the 2025 Technical Report Summary. No adjustments were made to capital and operating cost estimates for the additional sensitivity analysis. The project requires a gold price of approximately $1,342 per ounce to break even on an undiscounted cash flow basis and a gold price of approximately $1,554 per ounce to break even on a 5% discounted basis. SLIDE 18 – Donlin Gold vs Global Average 1. Represents average grade of measured and indicated mineral resources, inclusive of mineral reserves. See “Cautionary Note Concerning Reserve and Resource Estimates” and “Mineral Reserves and Mineral Resources” tables on slides 2, 28 and 29. 2. July 2026 average grade of open pit and underground deposits with gold as primary commodity and over 1Moz in measured and indicated mineral resources, inclusive of mineral reserves, sourced from S&P Global Market Intelligence. 3. As per the 2025 Technical Report and 2025 Technical Report Summary, total life-of-mine operating costs are estimated at $831 per ounce of gold. SLIDE 19 – The Next Big Gold Discovery Could Be at Donlin Gold 1. Represents 100% of measured and indicated resources, inclusive of mineral reserves, of which 60% is attributable to NOVAGOLD. Donlin Gold is not in production and a construction decision has not been made. For more information see “Cautionary Note Concerning Reserve and Resource Estimates” and “Mineral Reserves & Mineral Resources” tables on slides 2, 28 and 29. Appendix - Endnotes 38 NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold

Cautionary Statements SLIDE 20 – Permitting Stability & Alaska Readiness 1. Donlin Gold’s Alaska Pollutant Discharge Elimination System (APDES) is administratively extended by the Alaska Department of Environmental Conservation while the renewal application is being processed, allowing the permit to remain in effect until reissuance. 2. NOVAGOLD continues to support the State of Alaska in defending the Department of Environmental Conservation’s (ADEC) Clean Water Act (CWA) Section 401 Water Quality Certification. Briefing before the Alaska Supreme Court is complete and Oral arguments were held June 3, 2026. 3. The Donlin Gold Reclamation Plan approval is administratively extended by the Alaska Department of Natural Resources until January 2027, while the renewal application is under review. 4. The Donlin Gold Waste Management Permit is administratively extended by the Alaska Department of Environmental Conservation while the renewal application is under review, allowing the existing permit to remain in effect until reissuance. 5. See footnote 4 under Slide 14 on previous page. 6. Per the USGS Mineral Commodity Summaries report – Table 3 - Value of Nonfuel Mineral Production in the United States and Principal Nonfuel Mineral Commodities Produced in 2022. 7. Per the Bureau of Land Management- https://www.blm.gov/sites/default/files/docs/2021-06/BLM-AK-MineralsCritical-Renewable-Future-Infographic.pdf 8. Per Alaska Department of Natural Resources, Division of Geological & Geophysical Surveys report titled “2025 Alaska Mining Industry Overview – Ready To Rumble” – https://dggs.alaska.gov/webpubs/dggs/po/text/po2025_015.pdf SLIDE 25 – Financial Results Snapshot And Capital Position 1. NOVAGOLD cash and cash equivalents of $78.2 million, primarily held at three large Canadian chartered banks with investment grade credit ratings, and term deposits of 292.0 million held at one large U.S. bank with an investment grade credit rating and maturities of less than one year. 2. Represents net proceeds from the recently announced upsized bought deal private placement as per the media release titled “NOVAGOLD Announces Closing Of Upsized Bought Deal For Gross Proceeds Of US$310 Million” dated February 5, 2026. SLIDE 26 – Strong Institutional Support And Analyst Coverage 1. Shareholder positions are based on the latest 13-D, 13-F or 13-G filings as of March 31, 2026, on a fully diluted basis. SLIDES 28 & 29 Mineral Reserves and Mineral Resources 1. Mineral Reserves are reported on a 100% ownership basis and a 60% ownership basis. The 60% basis is attributable to NOVAGOLD through their 60% ownership interest in the joint venture that owns the mineral rights and manages the Donlin Gold project property. The Mineral Reserve estimate is current as of November 30, 2025. A Wood QP was responsible for the preparation of the Mineral Reserve estimate. Mineral Reserves are prepared in accordance with the definitions of NI 43-101 and S-K 1300. The point of reference for the Mineral Reserve estimate is at the point of delivery to the mill. Mineral Reserves are constrained within an engineered pit design using the following assumptions: gold price of $2,100/oz; reference mining cost of $2.68/t mined incremented $0.0041/t mined/m with depth from the 220 m elevation (equates to an average mining cost of $3.23/t mined); mining sustaining cost of $0.41/t mined; variable metallurgical recoveries by rock type and geological domain, ranging from 29.4% in oxide to 94.2% in intrusive rocks in the Akivik domain; process operating cost of $20.01/t processed; process sustaining cost of $2.14/t processed; G&A cost of $4.57/t processed; stockpile reclaim cost of $0.30/t processed assuming a reclaim percentage of 45%; refining recovery of 99.9%; selling cost of $1.71/oz gold; royalty considerations of 4.5% NSR and $0.50/t processed; and variable pit slope angles, ranging from 22 to 47°. The timeframe over which the gold price and operating costs was 27 years which is the expected timeframe over which the Mineral Reserves will be mined and processed. The long term forecast gold price for Mineral Reserves is based on industry consensus. The NSR value for each block is determined using the gold grade, processing and refining recoveries, gold price, selling costs, and royalties. Mineral Reserves are reported using an economic NSR cut-off value of $29.95–32.36/t and an elevated gold cut-off grade of 0.75 g/t. The average LOM process recovery for the Mineral Reserves is 90.0%. Tonnage and grade measurements are in metric units. Contained gold ounces are reported as troy ounces. Rounding may result in summation differences between tonnes, grade, and contained metal content. The economic parameters are derived from the NI 43-101 Technical Report on the Donlin Gold Project, Alaska, USA, effective November 30, 2025, and the 2025 Technical Report Summary on the Donlin Gold Project, Alaska, USA, November 30, 2025. 2. Mineral Resources are reported on a 100% ownership basis and a 60% ownership basis. The 60% basis is attributable to NOVAGOLD through their 60% ownership interest in the joint venture that owns the mineral rights and manages the Donlin Gold project property. Mineral Resources that are not Mineral Reserves do not have demonstrated economic viability. The Mineral Resource estimate is current as of November 30, 2025. A Wood QP was responsible for the preparation of the Mineral Resource estimate. Mineral Resources are prepared in accordance with the definitions of NI 43-101 and S-K 1300. The cut-off date for the sample database used in the Mineral Resource estimate is December 31, 2024. However, more recent drilling data up to November 30, 2025 was used to validate the Mineral Resource model as remaining current. The point of reference for the Mineral Resource estimate is in situ. Mineral Resources are constrained within a pit shell using the following assumptions: gold price of $2,400/oz; reference mining cost of $2.68/t mined incremented $0.0041/t mined/m with depth from the 220 m elevation (equates to an average mining cost of $3.23/t mined); mining sustaining cost of $0.41/t mined; variable metallurgical recoveries by rock type and geological domain, ranging from 29.4% in oxide to 94.2% in intrusive rocks in the Akivik domain; process operating cost of $20.01/t processed; process sustaining cost of $2.14/t processed; G&A cost of $4.57/t processed; stockpile reclaim cost of $0.30/t processed assuming a reclaim percentage of 45%; refining recovery of 99.9%; selling cost of $1.71/oz gold; royalty considerations of 4.5% NSR and $0.50/t processed; and variable pit slope angles, ranging from 22 to 47º. The timeframe over which the gold price and operating costs is 24 years which is the expected timeframe over which the Mineral Resources will be mined. The long term forecast gold price for Mineral Resources is based on industry consensus and is 15% higher than the price used for the Mineral Reserves to ensure the Mineral Reserves are a subset of the Mineral Resources. The NSR value for each block is determined using the gold grade, processing and refining recoveries, gold price, selling costs, and royalties. Mineral Resources are reported using a marginal NSR cut-off value of $26.86/t based on a total process cost of $22.15/t processed, G&A operating cost of $4.57/t processed, and a stockpile reclaim cost of $0.30/t processed assuming a reclaim percentage of 45%. The average LOM process recovery for Mineral Resources is 89.8%. Tonnage and grade measurements are in metric units. Contained gold ounces are reported as troy ounces. Rounding may result in apparent summation differences between tonnes, grade, and contained metal content. The economic parameters are derived from the NI 43-101 Technical Report on the Donlin Gold Project, Alaska, USA, effective November 30, 2025, and the 2025 Technical Report Summary on the Donlin Gold Project, Alaska, USA, November 30, 2025. 39 NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold Appendix - Endnotes

Appendix - Endnotes

SLIDE 32 – Pipeline & Barging Logistics

1. See footnote 4 under Slide 14 on previous page.

Technical Reports and Qualified Persons
The documents referenced below provide supporting technical information for the Donlin Gold project.

Project	Qualified Person(s)	Most Recent Disclosure
Donlin Gold	Edwin Peralta, P.E. Henry Kim, P.Geo. Jennifer Pretorius, P.Geo. Paul Baluch, P.Eng. Paul Dockweiler, P.Geo. Rick Sisson, P.E. Alan Drake, P.L.Eng Wood Group USA Inc. Geosyntec Consultants International, Inc.	"NI 43-101 Technical Report on the Donlin Gold Project, Alaska, USA" ("2025 Technical Report") prepared by Wood Group USA Inc. ("Wood") and Geosyntec Consultants International, Inc. ("Geosyntec") effective November 30, 2025. "S-K 1300 Technical Report Summary on the Donlin Gold project, Alaska USA" ("2025 Technical Report Summary") prepared by Wood and Geosyntec dated November 30, 2025.

Paul Chilson, P.E., who is the Manager, Mine Engineering for NOVAGOLD and a "qualified person" under NI 43-101 and S-K 1300, has approved the scientific and technical information contained in this presentation.

40 NOVAGOLD Enters into Definitive Agreements to Acquire 100% of Donlin Gold

NOVAGOLD

NOVAGOLD RESOURCES INC. Suite 1860 – 400 Burrard Street Vancouver BC Canada V6C 3A6 T: 604 669 6227 TF: 1 866 669 6227 F: 604 669 6272 E: info@novagold.com Mélanie Hennessey VP, Corporate Communications melanie.hennessey@novagold.com Frank Gagnon Manager, Investor Relations frank.gagnon@novagold.com TSX, NYSE AMERICAN: NG | NOVAGOLD.COM

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These forward-looking statements include statements regarding the expected outcomes of the Transactions; the ability of NOVAGOLD, NovaGold Corporation and Paulson to complete the Transactions on the terms described herein, or at all, including receipt of required regulatory approvals, shareholder approvals, court approvals, stock exchange approvals and satisfaction of other customary closing conditions; the expected synergies related to the Transactions in respect of strategy, operations and other matters; projections related to expansion; and the impact of the Transactions on NovaGold Corporation and its stakeholders. Forward-looking statements contained herein are based on a number of material assumptions, including but not limited to the following, which could prove to be inaccurate: the expected outcomes of the Transactions, the ability of NOVAGOLD, NovaGold Corporation and Paulson to complete the Transactions on the terms described herein, or at all, including receipt of required regulatory approvals, shareholder approvals, court approvals, stock exchange approvals and satisfaction of other customary closing conditions, the expected synergies related to the Transactions in respect of strategy, operations and other matters, projections related to expansion, our ability to achieve production at Donlin Gold; the cost estimates and assumptions contained in the 2025 Technical Report and the 2025 Technical Report Summary;  estimated metal pricing, metallurgy, mineability, marketability and operating and capital costs, together with other assumptions underlying our resource and reserve estimates; our expected ability to develop adequate infrastructure and that the cost of doing so will be reasonable; assumptions that all necessary permits and governmental approvals will be obtained and the timing of such approvals; assumptions made in the interpretation of drill results, the geology, grade and continuity of our mineral deposits; our expectations regarding demand for equipment, skilled labor and services needed for exploration and development of mineral properties; operating or regulatory risks. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results, activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. Forward-looking statements are not historical facts but instead represent the expectations of NOVAGOLD management’s estimates and projections regarding future events or circumstances on the date the statements are made. Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of obtaining and maintaining permits necessary to construct and operate; the need for additional financing to complete an updated feasibility study and to explore and develop properties; availability of financing in the debt and capital markets; disease pandemics; uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; changes in mineral production performance, exploitation and exploration successes; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between the owners of Donlin Gold to advance the Donlin Gold project; the need for cooperation of government agencies and Native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether or when a positive construction decision will be made regarding the Donlin Gold project; and other risks and uncertainties disclosed in NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports and other documents filed by NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting NOVAGOLD’s website at www.novagold.com, or the SEC’s website at www.sec.gov, or on SEDAR+ at www.sedarplus.ca. The forward-looking statements contained herein reflect the beliefs, opinions and projections of NOVAGOLD on the date the statements are made. NOVAGOLD assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

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In connection with the proposed Transactions, NOVAGOLD expects to file a proxy statement on Schedule 14A with the SEC and applicable Canadian Securities Regulators that will be mailed or otherwise disseminated to security holders of NOVAGOLD seeking their approval of the transactions-related proposals. NOVAGOLD also may file other documents with the SEC and applicable Canadian Securities Regulators regarding the proposed Transactions. None of the securities to be issued pursuant to the proposed Transactions are anticipated to be registered under the U.S. Securities Act of 1933, as amended (the U.S. Securities Act”) or any U.S. state securities laws, and any securities issued in the transaction are anticipated to be issued in reliance upon an exemption from such registration requirements under the U.S. Securities Act and applicable exemptions under U.S. state securities laws. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC AND APPLICABLE CANADIAN SECURITIES REGULATORS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS, THE PARTIES TO THE PROPOSED TRANSACTIONS AND RELATED MATTERS. This communication is not a substitute for the proxy statement or any other document that NOVAGOLD may file in connection with the proposed Transactions. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by NOVAGOLD with the SEC at http://www.sec.gov, the SEC’s website, under NOVAGOLD’s profile on SEDAR+ at www.sedarplus.ca, or from NOVAGOLD’s website https://novagold.com/investors/why-invest/.

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NOVAGOLD and certain of its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Transactions. Information regarding NOVAGOLD’s directors and executive officers and other persons who may be deemed to be participants in the solicitation of shareholders of NOVAGOLD in connection with the proposed Transactions and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement, which will be filed with the SEC and applicable Canadian Securities Regulators. Information regarding NOVAGOLD’s directors and executive officers is contained in NOVAGOLD’s proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC on March 25, 2026. To the extent the holdings of the NOVAGOLD securities by the NOVAGOLD directors and executive officers have changed since the amounts set forth in the proxy statement for its 2026 annual meeting of shareholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants in the proxy solicitation and a description of their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials when they are filed with the SEC in connection with the proposed Transactions. You may obtain free copies of these documents (when they become available) using the sources indicated above.